                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    NORTHERN CALIFORNIA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       NORTHERN CALIFORNIA BANCORP, INC.
                            ________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 12, 1998
                                    6:00 P.M.
                            ________________________

          The Annual Meeting of Shareholders of Northern California Bancorp, Inc. (the "Company") will be held at the Company's office located at 601 Munras Avenue, Monterey, California on Friday, June 12, 1998 at 6:00 p.m., for the following purposes:

          1. To elect the following FIVE (5) nominees to serve as directors of the Company until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

                    Charles T. Chrietzberg, Jr.
                    Sandra G. Chrietzberg
                    Peter J. Coniglio
                    Carla S.  Hudson
                    John M. Lotz

          2. To consider and vote upon the approval of the Northern California Bancorp 1998 Stock Option Plan.

          3. To consider and transact such other business as may properly be brought before the meeting and any adjournment or adjournments thereof.

          Shareholders of record at the close of business on April 30, 1998 are entitled to notice of and to vote at the meeting.

          YOU ARE REQUESTED TO DATE, EXECUTE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED, EITHER BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON, OR BY FILING WITH THE SECRETARY OF THE COMPANY PRIOR TO THE MEETING, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.

          PLEASE INDICATE ON THE PROXY WHETHER YOU EXPECT TO ATTEND THE MEETING SO THAT WE MAY ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              Andre G. Herrera
                              Secretary


Dated: May 22, 1998
Monterey, California

                              PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS
                                    OF
                      NORTHERN CALIFORNIA BANCORP, INC.


          This statement is furnished in connection with the solicitation of proxies to be used on behalf of the Board of Directors of Northern California Bancorp, Inc. (the "Company") at the Annual Meeting of Shareholders of the Company to be held at the Company's office located at 601 Munras Avenue, Monterey, California, on Friday, June 12, 1998 at 6:00 p.m., and at any adjournments thereof (the "Meeting"). At the Company's most recent annual meeting of shareholders, held on May 27, 1997, not more than five percent (5%) of the votes cast and withheld from voting, were cast against, or withheld from voting for, any nominee.

          Management anticipates that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about May 22, 1998.

          A form of proxy for voting your shares at the Meeting is enclosed.
Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his election to vote in person. Shares represented by a properly executed proxy received prior to the Meeting will be voted in accordance with the Shareholders specifications, as noted on the proxy, or if not otherwise specified, and unless revoked, such shares will be voted in favor of election of the nominees specified herein and in favor of the other proposals specified herein.

          The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve.

          The Company's Board of Directors is soliciting the enclosed proxy.
The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph or personal visits by directors, officers and employees of the Company. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company.

                                  VOTING SECURITIES

OUTSTANDING SHARES AND RECORD DATE

          Shareholders of record as of the close of business on April 30, 1998 (the "Record Date") will be entitled to notice of and to vote at the Meeting. As of such date, the Company had 858,526 shares of common stock, no par value ("Common Stock"), outstanding.

VOTING RIGHTS

          Each shareholder of record of Common Stock is entitled to one vote, in person or by proxy, for each share held on all matters to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. Pursuant to California law, no shareholder can cumulate votes unless, prior to the voting at the meeting, a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at such meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors does not presently intend to cumulate votes it may hold pursuant to the proxies solicited herein, unless shareholders direct otherwise. If, however, other director nominations are made and any shareholder gives notice of intention to cumulate votes, the Board of Directors intends to cumulate votes in such a manner as to elect the maximum number of the Board of Directors' nominees. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

          Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected multiplied by the number of votes held in his or her name on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires. The five (5) candidates receiving the highest number of votes are elected.

                            SECURITY OWNERSHIP OF CERTAIN
                           BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of The Record Date pertaining to beneficial ownership of the Company's Common Stock by persons known to the Company to own 5% or more of such stock, current directors of the Company, and all directors and officers (1)

          The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, attention should be given to the footnote references set forth in the column "Common Stock Beneficially Held - Amount Held." In addition, shares of Common Stock issuable pursuant to options which may be exercised, within 60 days of The Record Date, are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance. Unless otherwise stated, voting and investment powers are shared with the spouse of the respective shareholder under California community property laws.




                            {CONTINUED ON FOLLOWING PAGE}

---------------------

(1) As used throughout this Proxy Statement, the term "officer" refers to Executive Officers, which includes the Chairman of the Board, President and Chief Executive Officer; the Senior Vice President/Chief Operating Officer and Chief Financial Officer; and the Senior Vice President and Chief Lending Officer of the Company's wholly-owned subsidiary, Monterey County Bank (the "Bank").


   Name of                         Amount & Nature of            Percent
Beneficial Owner                   Beneficial Ownership          Of Class
----------------------             --------------------          --------
Charles T. Chrietzberg                387,102(3) (4)             42.14(4)

Sandra G. Chrietzberg                 387,102(3) (4)             42.14(4)

Peter J. Coniglio                      36,725(1) (5)                4.20

Carla S.  Hudson                       11,603(2)                    1.34

John M. Lotz                           12,500(6)                    1.44

All Directors and Executive           478,293(7)                   48.58
Officers as a Group
(6 in number)

David S. Lewis Trust                  110,000(1)                   12.81
30500 Aurora del Mar
Carmel, CA  93923

-------------------------
(1)  Sole voting power.

(2) Includes 7,500 shares subject to the respective director's stock options. The remaining shares are held jointly with family members, other than 1,000 shares held in a corporate pension plan, as to which Ms. Hudson has voting and investment power.

(3) Includes 60,000 shares subject to Mr. Chrietzberg's employee stock options. Also includes 350 shares held in the name of Mrs. Chrietzberg. All shares owned of record or beneficially by Mr. and Mrs. Chrietzberg are held as community property, with shared investment and voting power. Mr. Chrietzberg has pledged 250,000 shares of the Common Stock to secure a loan from an unaffiliated bank. The address of Mr. and Mrs. Chrietzberg is in care of the Company at 601 Munras Ave., Monterey, CA 93940.

(4) The shares include an aggregate of 11,087 shares held beneficially by Mr. Chrietzberg in Individual Retirement Accounts, where voting power is also shared with the custodian of the account.

(5)  Includes 15,000 shares subject to director options held by Mr. Coniglio.
     Of the remaining shares, 16,475 are held in a family trust controlled by Mr. Coniglio, as to which he has sole voting and investment power, while 5,250 shares are held by Hudson, Martin Ferrante & Street, a partnership of which Mr. Coniglio is the managing partner, with voting and investment power.

(6) Includes 7,500 shares subject to director options held by Mr. Lotz. The remaining shares are held jointly with family members, with shared voting and investment power.

(7) Includes all options included above, plus 5363 shares of stock owned by, and 17,000 shares subject to options held by, executive officers who are not also directors.

                                      PROPOSAL 1

                                ELECTION OF DIRECTORS

     The Articles of Incorporation and Bylaws of the Company provide that the number of directors of the Company may be no less than five (5) and no more than nine (9), with the exact number to be fixed by a resolution of the Board of Directors or the shareholders. The number of directors is presently fixed at five (5).

     The persons named below have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. Additional nominations can be made only by complying with the notice provisions included in the Notice of Meeting. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed. The five (5) nominees receiving the highest number of votes at the Meeting shall be elected.

     The following table provides information as of the Record Date with respect to each person nominated and recommended to be elected by the current Board of Directors of the Company. Year first appointed or elected refers to the year first appointed or elected as a director of the Company or its predecessor, the Bank. Reference is made to the section entitled "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for information pertaining to stock ownership of the nominees.


                                                                                              Yr.1st
                                                                                             Appointed
                                            Business Experience                              or Elected
Name of Director              Age           During Past 5 Years                              Director
----------------              ---           -------------------                              ----------
Charles T. Chrietzberg, Jr.   56            President, Chairman and CEO of
                                            the Company, and its predecessor,
                                            Monterey County Bank
                                            since 3/87                                         1985

Sandra G. Chrietzberg         54            Investor; formerly President and CEO,
                                             Queen of Chardonnay, Inc.,
                                            dba La Reina Winery, 1984-1993                     1988

Peter J. Coniglio             68            Attorney/Partner - Hudson,                         1976
                                            Martin, Ferrante & Street,
                                            Monterey, CA.

Carla S.  Hudson, CPA         44            Partner, Huey & Hudson CPAs, Monterey,             1994
                                            CA

John M. Lotz                  56            President and CEO of Couroc of Monterey
                                            (1997); Chm/CEO, The Monterey Bay                  1991
                                            Company (a property developer) since 1991

     Directors of the Company serve in similar capacities with the Bank. There are no family relationships between any two or more of the directors, or officers, except that Sandra G. Chrietzberg and Charles T. Chrietzberg, Jr. are spouses and Andre G. Herrera, Vice President and Corporate Secretary of the Company, is their son-in-law.

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE FIVE (5) NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED
AND QUALIFIED:   CHARLES T. CHRIETZBERG, JR., SANDRA G. CHRIETZBERG, PETER J.
CONIGLIO, CARLA S.  HUDSON AND JOHN M. LOTZ.

                   INFORMATION PERTAINING TO ELECTION OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS; DIRECTOR ATTENDANCE

          Due to the compact size of the Board of Directors, most functions allocated to committees on a larger Board of Directors are handled by the Board as a whole at the Company. The Company did not maintain separate loan or nominating committees in 1997. In 1997, the only committee which was active was the following:

          The Audit Committee reviews and conducts (through outside consultants) an independent audit of policies and procedures of the Company. The Audit Committee, consisting of directors Lotz, Hudson and Mr. Chrietzberg met 3 times in 1997.

          During 1997, the Board of Directors of the Company held 22 regularly scheduled meetings and special meetings. Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of committees of the Board of Directors on which the director served (during the period for which the director served).

CASH COMPENSATION

          The following information is furnished with respect to the only executive officer of the Company whose aggregate cash compensation from the Company during 1997 exceeded $100,000. All compensation was paid by the Bank; the Company does not separately pay its officers. No restricted stock awards or LTIP payouts were made, and no options or SARs were granted, to Mr. Chrietzberg.





                            {CONTINUED ON FOLLOWING PAGE}

                         ANNUAL COMPENSATION

Name & Principal Position                Year        Salary         Bonus        Other Annual       All
                                                                                 Compensation (1)   other
                                                                                                    compensation  (2)
Charles T. Chrietzberg, Jr.              1997       $150,938       $160,000         $5,197          $ 7,530
  Chairman, President & CEO              1996        154,039        103,000          3,972           11,776
                                         1995        164,360        130,000          3,555           16,088

(1) Represents personal use of company automobile and insurance premiums on life insurance policy as described below.

(2) Represents the expense accrued in the Salary Continuation Plan as more fully described in the Long Term Incentive Plan Table.

     Until June 1, 1990 the Bank furnished certain executive officers with a taxable car allowance. The Bank discontinued car allowances on June 1, 1990 and purchased a bank owned automobile for the use of its Chief Executive Officer (the value of his personal use of the automobile is included above). The Bank furnishes, on a non-discriminatory basis, to the employees: (I) insurance benefits; and (ii) other benefits. The value of these benefits (excluding non-discriminatory plan benefits) was less than the lesser of $25,000 or ten percent of the compensation shown above for the respective persons or group, and is not included in the table.

     The Board of Directors of the Bank authorized the Bank to enter into a three year employment contract with Mr. Chrietzberg, effective January 1, 1997. It provided for a base salary of $150,000 per year, a Bank furnished automobile or automobile allowance, and a bonus based on profits. The minimum bonus, not to exceed $160,000 annually, will equal $10,000 for each 0.1 percent that the Bank's profits exceed 0.8 percent return on average assets plus $10,000 for each 1 percent that the Bank's return on equity exceeds 9.0 percent. Under the terms of the contract, if Mr. Chrietzberg is terminated other than for cause (as defined in the contract), he is entitled to severance compensation for his monthly salary plus a pro rated incentive bonus for the lesser of 24 months or the remaining term of his contract (which ends in December, 1999); however, if the termination follows within six (6) months after a change in control transaction (as defined in the contract), he is entitled to such severance compensation for the greater of 24 months or the remainder of the term of the contract. In addition, the Bank provides Mr. Chrietzberg with insurance on his life, owned by the Bank but payable to his beneficiary, in the amount of $1,000,000 in excess of the amounts provided on a non-discriminatory basis to other employees. Mr. Chrietzberg's beneficiary has agreed to reimburse the Bank out of the proceeds of such policy an amount equal to the greater of the cash value of such policy at the time of Mr. Chrietzberg's death, or the amount of premiums paid by the Bank.

     The following table sets forth certain information regarding the long term incentive plans provided for Mr. Chrietzberg.


                                        Performance or                        Estimated Future Payout under
                    Number of           Other Period                           Non-Stock Price-Based Plans
                    Shares, Units       Until
                    or Other Rights     Maturation or                        Threshold     Target    Maximum
Name                  (#)               Payment                               ($ or #)    ($ or #)   ($ or #)
----                  ---               -------                              ---------    --------   --------
Charles T.           Salary             Retirement at age 65, subject        None         None      75,000/yr.
Chrietzberg, Jr     Continuation        to provisions for earlier payout                              15 years
                    Agreement           described below

     In December, 1993, the Board of Directors approved a Salary Continuation Agreement for the Benefit of Mr. Chrietzberg that provided for payments of $75,000 per year, for 15 years, if he remains with the Bank until normal retirement, commencing age 65. After consideration of the impact of such an agreement on the Bank's income, the Bank amended the Agreement to provide for one half the original benefit amounts, but adopted Surviving Income Agreements which provide benefits upon the death of the executive to his beneficiary in a single payment, in an amount equal to the retirement benefit. The Salary Continuation Agreement provides for lesser payments in the event of early retirement, generally designated to coincide with increases in the anticipated surrender value for the life insurance policies described below. The Bank's obligations under the Salary Continuation Agreement are not secured by any segregated amounts, but are informally funded by the purchase of single-premium life insurance policies. The salary continuation expense accrued in 1997, 1996 and 1995 was $7,530, $11,776 and $18,088, respectively. Based upon the current projected earnings of the insurance used to fund the Bank's obligations under the Agreement, and the anticipated salary continuation expense to be booked, net of tax benefits, the Bank anticipates (based upon current tax laws and assumptions regarding the yield on alternative investment(s) that the cost of the benefits to be provided under the agreement will not have a material adverse impact on the Bank's net income after taxes in the future, although no assurance can be given in this regard. Additionally, since the Surviving Income Agreement has been adopted to provide part of the benefits upon the death of the executive, the total amount of payout can not be precisely determined. However, the information represents the best estimate of Management based on the terms of the plan.

     No options were granted to Mr. Chrietzberg during the years 1995-1997, although the Company substituted its options for options that he held to purchase stock of the Bank when the Company acquired the Bank.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTIONS/SAR
VALUES

     Mr. Chrietzberg exercised no options or SARs during 1997. The following table provides information regarding his unexercised options (all such options are currently exercisable):


     Name                          Number of shares of Common Stock        Value of unexercised
     ----                          --------------------------------        --------------------
                                   Underlying unexercised options          options at year-end
                                   --------------------------------        --------------------
     Charles T. Chrietzberg, Jr.   60,000                                  $33,000

The value of unexercised options was calculated based on a trade in the stock of the Company at $2.75 on December 9, 1997, the trade closest to 1997 fiscal year end. Trading in the stock of the Company is infrequent, and may not be an accurate indicator of the true value of shares of stock in the Company.

COMPENSATION OF DIRECTORS

          In 1997, each director received a standard fee of $500 per regular board meeting of the Bank attended and $150 for each committee meeting of the Bank attended.

1987 AMENDED STOCK OPTION PLAN

          On May 31, 1989 the Board of Directors adopted, and on June 14, 1989, shareholders of the Company approved, the Amended 1987 Stock Option Plan (the "Amended 1987 Plan"). The Amended 1987 Plan replaced the 1977 Stock Option Plan (which expired, by its terms, in 1987). The Amended 1987 Plan was approved by the State Banking Department and a Stock Option Permit was issued on October 2, 1989. The Amended 1987 Plan authorizes the granting of (1) options which qualify as "incentive stock options" under the Internal Revenue Code ("Code") and (2) nonstatutory stock options. The Amended 1987 Plan provides that incentive stock options and nonstatutory stock options representing up to 30% of the Company's authorized but unissued shares will be available to directors and full-time salaried officers and employees of the Company. The Company may not issue an option to any individual if the issuance, when added to the aggregate outstanding amount of options previously issued to the individual would exceed 10 percent of the number of shares outstanding at the time of the issuance of the option. The exercise price must be not less than

100 percent of the fair market value of the shares on the date of grant. However, an incentive stock option granted to an individual owning 10 percent or more of the Company's stock after such grant must have an exercise price of at least 110 percent of such fair market value and an exercise period of not more than 5 years. In all other cases, options are required to have an exercise period of not longer than 10 years. No incentive stock option may be granted to a director who is not otherwise eligible as a full-time officer or employee. All options currently outstanding were issued under the terms of this Amended 1987 Plan.

OTHER COMPENSATORY PLANS

     In 1995, the Company established an Employee Stock Ownership Plan (the "ESOP") to invest in the Company's common stock for the benefit of eligible employees. However, the Company has made no contributions to the Trust established for the ESOP.

     The Bank maintains a salary reduction plan under Section 401(k) of the Internal Revenue Code of 1986. The 401(k) plan covers substantially all full-time employees who have completed one year of service with the Bank. Employees may defer up to a maximum of the lesser of 15% of annual compensation income, or $9,500. The Bank has the discretion to make contributions which match a portion of employee contributions. No contributions were made by the Bank during the years 1995-1997.

CERTAIN TRANSACTIONS

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates (including members of their immediate families, certain related trusts and estates and corporations in which they are executive officers, partners or holders of ten percent or more of any class of equity securities). Management of the Bank believes that these transactions have been (and those in the future are intended to be) on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features. Management does not believe that any such loans are outside the ordinary course of business. Loans to such borrowers (or guaranteed or endorsed by them) as of December 31, 1997 amounted to approximately $254,036. The total of such loans represents approximately 8.38% of the Bank's total capital accounts.


                                                                  OUTSTANDING AS OF
                                      MAXIMUM AMOUNT              DECEMBER 31, 1997
                               ---------------------------   --------------------------
                                               Percent of                   Percent of
          Name                    Amount     Equity Capital    Amount      Equity Capital
Charles T. Chrietzberg, Jr.      $11,363           0.39             $0          0.00

Peter J. Coniglio                $95,750           3.16        $85,750          2.83

Carla S. Hudson                  $48,896           1.44        $38,983          1.29

John M. Lotz                    $185,760           6.41       $123,270          4.07

David Lewis                     $362,185          12.04             $0          0.00

Directors, Principal            $962,164          33.20       $254,036          8.38
Shareholders, and Officers
as a Group (8 in number)

     During 1997, the law firm of Hudson, Martin, Ferrante & Street, of which Mr. Peter J. Coniglio is a partner, performed legal services for the Bank, for which the Bank paid $33,102.
The Board of Directors has determined that it obtained those legal services at no less favorable rates than could have been obtained from a non-affiliated law firm.

                                      PROPOSAL 2

                        APPROVAL OF THE 1998 STOCK OPTION PLAN

GENERAL

      The Board of Directors adopted the Northern California Bancorp 1998 Stock Option Plan (the "1998 Plan") on April 16, 1998, subject to approval by the stockholders of the Company at the Meeting. The purpose of the 1998 Plan is to enable the Company and its subsidiaries to attract and retain able persons to serve as directors and employees. The Board also intends to use the 1998 Plan to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and enhance their stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries. The Board further intends the 1998 Plan to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its subsidiaries.

SUMMARY OF 1998 PLAN

      The following general description of certain features of the 1998 Plan is qualified in its entirety by reference to the 1998 Plan, which is attached as Appendix A. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the 1998 Plan.

     The 1998 Plan provides that the Company may grant the option to purchase shares of common stock to certain employees or directors. The terms applicable to these various types of Options, including those terms that may be established by the Committee when making or administering particular Options, are set forth in detail in the 1998 Plan. The Committee may grant Options under the 1998 Plan until April 15, 2008. The 1998 Plan will remain in effect until all options granted under the 1998 Plan have been satisfied or expired.

      ELIGIBILITY. Options may be granted only to persons who, at the time of grant, are directors of the Company or employees of the Company or one of its subsidiaries. Options may be granted on more than one occasion to the same person. Subject to the limitations set forth in the 1998 Plan, Options may include an Incentive Stock Option or an option that is not an Incentive Stock Option (referred to as a "NQO"), or any combination thereof. As of the record date, 4 non-employee directors and approximately 29 employees (substantially all of the employees of Company and the Bank) were eligible to receive Options under the 1998 Plan.

     STOCK OPTIONS. The Committee may grant options that entitle the recipient to purchase shares of common stock at a price equal to or greater than market value on the date of grant. The market value of a share of common stock was $2.75 on the Record Date, based on the latest trade in the stock of the Company. However, trades are so infrequent that the price at which the stock trades may not be a good indicator of the true value of the shares. The option price is payable in full upon exercise in the manner specified by the Committee.

     Options granted under the 1998 Plan may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or options that are not intended to so qualify. An Incentive Stock Option may only be granted to an individual who is an employee at the time the option is granted. No Incentive Stock Option may be granted to an individual if, at the time the option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code), unless (I) at the time such option is granted the option price is at least 110% of the Market Value per Share of the common stock subject to the option and (ii) such option by its terms is not exercisable after the expiration of five years from the date of grant.

     An Option Agreement may provide for the payment of the option price, in whole or in part, by delivery of a number of shares of common stock (plus cash if necessary) having a market value per share equal to such option price. The terms and conditions of the respective Option Agreements need not be identical.

     SHARES SUBJECT TO THE 1998 PLAN. Subject to adjustment as provided in the 1998 Plan, the aggregate number of shares of common stock that may be issued under the 1998 Plan shall not exceed 250,000 shares. To the extent that an option lapses or the rights of the recipient with respect thereto terminate, any shares of common stock then subject to such option will again be available for grant under the 1998 Plan. Notwithstanding the foregoing, the number of shares which may be subject to options issued by the Company under the Plan shall be reduced by the number of shares of Common Stock then subject to outstanding options ("Reducing Options") issued under the 1987 Amended Stock Option Plan of Monterey County Bank (the "Amended 1987 Plan"). To the extent so reduced, the number of shares which may be subject to options issued by the Company under the Plan shall be increased to the extent that any Reducing Options lapse, or are canceled, without being exercised. As of the Record Date, there were 140,500 shares covered by options outstanding under the 1987 Amended Plan, of which none are scheduled to lapse, if not exercised, during the succeeding 12-month period.


     CHANGE IN CONTROL. As used in the 1998 Plan, the term "Change in Control" generally means: (a) any person is or becomes the beneficial owner of securities representing the greater of (I) 25% of the combined voting power of the Company's outstanding securities; and (b) individuals who constituted the Board as of April 30, 1998 cease for any reason to constitute at least a majority of the Board (unless such individuals' election is approved by a vote of a majority of the incumbent board).

     Upon the occurrence of a Change in Control, with respect to each recipient, all options granted to such recipient and outstanding at such time shall immediately become exercisable in full, whether or not otherwise exercisable, for a period of thirty (30) calendar days (but not beyond their scheduled Expiration Date) following the occurrence of the Change in Control (but subject, in the case of Incentive Stock Options, to certain limitations).

     TRANSFERABILITY. No options (other than Incentive Stock Options) are transferable by the recipient except (I) by will or the laws of descent and distribution, or (ii) with the consent of the Committee. An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution and may not be exercised during the optionee's lifetime except by the optionee or the optionee's guardian or legal representative.

     ADJUSTMENTS. The maximum number of shares that may be issued under the 1998 Plan, as well as the number or type of shares subject to outstanding options and Restricted Stock grants and the applicable option prices per share shall be adjusted appropriately in the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events.

     ADMINISTRATION AND AMENDMENTS. The 1998 Plan provides that a committee comprised solely of two or more "outside directors" (within the meaning of the term "Non-Employee Director" as defined by Rule 16b-3 under the Exchange Act) serves as the Committee which has the power to grant options, determine their terms (within the limits of the 1988 Plan) and administer the 1988 Plan. If no such Committee is appointed, the duties of the Committee are held by the Board of Directors.

     The Board in its discretion may terminate the 1998 Plan at any time with respect to any shares of common stock for which Options have not yet been granted. The Board has the right to alter or amend the 1998 Plan or any part thereof from time to time; provided that no change in any Option theretofore granted may be made which would impair the rights of the Optionee thereof without the consent of such Optionee. Without stockholder approval, the Board may not amend the 1998 Plan to (a) increase the maximum aggregate number of shares that may be issued under the 1998 Plan or (b) change the class of individuals eligible to receive Options under the 1998 Plan.

     No options have been issued under the 1998 Plan, and the Board of Directors has not yet appointed a Committee or made any determination regarding the number of options to grant under the 1998 Plan.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the 1998 Plan based on federal income tax laws in effect on January 1, 1998. This summary applies to the 1998 Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees or directors. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

     TAX CONSEQUENCES TO RECIPIENTS:

     NON-QUALIFIED STOCK OPTIONS. In general: (I) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. However, upon exercise, the difference between the fair market value and the exercise price may be subject to the alternative minimum tax. If shares of common stock are issued to an optionee pursuant to the exercise of an Incentive Stock Option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of common stock acquired upon the exercise of Incentive Stock Options are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as a short-term or long-term capital gain (or loss) depending on the holding period.

     SPECIAL RULES APPLICABLE TO OFFICERS AND DIRECTORS. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

     TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

     Section 162(m) of the Code limits the ability of the Company to deduct compensation paid during a fiscal year to a Covered Employee in excess of one million dollars, unless such compensation is based on performance criteria established by the Committee or meets another exception specified in Section 162(m) of the Code. Certain Options described above will not qualify as "performance-based compensation" or meet any other exception under Section 162(m) of the Code and, therefore, the Company's deductions with respect to such Options will be subject to the limitations imposed by such Section.

     To the extent a recipient recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the recipient performs services will be entitled to a corresponding deduction provided that, among other things, (I) the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code and (ii) either the compensation is "performance-based" within the meaning of
Section 162(m) of the Code or the one million dollar limitation of Section 162(m) of the Code is not exceeded.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 STOCK OPTION PLAN AS DESCRIBED ABOVE AND AS SET FORTH IN APPENDIX A, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

                                     ACCOUNTANTS

     Hutchinson & Bloodgood, Certified Public Accountants, served as the Company's principal accountant for 1997, and it is anticipated that such firm will be retained in the same capacity in 1998. A representative of the firm is expected at the Meeting, to be available to answer appropriate questions from shareholders in attendance and to make any statement the representative desires.


                             ANNUAL REPORT ON FORM 10-KSB

     If any shareholder desires a copy of the Company's Annual Report on SEC Form 10-KSB for the year ended December 31, 1997, it may be obtained without charge upon request to Andre G. Herrera, Northern California Bancorp, Inc., 601
Munras Avenue, Monterey, California 93940.   A copy of the Company's Annual
Report for the periods ended December 31, 1997 has previously been sent to shareholders, but should not be considered to be soliciting materials in connection with the Meeting.

                   PROPOSALS BY SHAREHOLDERS AT 1999 ANNUAL MEETING

     If any shareholder of the Company timely notifies the Company of his intention to present a proposal for action at a forthcoming meeting of the Company's shareholders, the Company will set forth the proposal in its proxy statement or information statement. Any shareholder desiring to submit a proposal for action at the 1999 Annual Meeting of Shareholders should submit such proposal in writing to the Company at its principal place of business no later than January 31, 1999.

                                    OTHER MATTERS

     Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of management and authority to do so is included in the proxy.

                                      Appendix A

                             Northern California Bancorp

                                1998 STOCK OPTION PLAN

     1. PURPOSE OF THE PLAN. The purpose of this 1998 Stock Option Plan ("Plan") of Northern California Bancorp, a California corporation ("Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company, including Monterey County Bank, a California banking corporation, so long as a majority of the equity interests of such subsidiaries are owned by the Company.

     2. LEGAL COMPLIANCE. All options granted under the Plan ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"). ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs shall be NQOs. In addition, the Plan provides for the grant of NQOs to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). In all respects, the Plan and any Options granted thereunder shall be interpreted consistent with the applicable requirements of the Code and Rule 16b-3. To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

     3.   ADMINISTRATION OF THE PLAN.

          3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two (2) nor more than five (5) persons. Such persons shall be Non-Employee Directors of the Company within the meaning of Rule 16b-3. If no Committee is appointed, the Board as a whole shall serve as the Committee.

          3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in Section 7. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

          3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

          3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its shareholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

          3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

     4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its shareholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (I) materially impair any option previously granted under the Plan without the express written consent of the optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in Section 8, without shareholder approval.

     5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 250,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

     Notwithstanding the foregoing, the number of shares which may be subject to options issued by the Company under the Plan shall be reduced by the number of shares of Common Stock then subject to outstanding options ("Reducing Options") issued under the 1987 Amended Stock Option Plan of Monterey County Bank (the "1987 Plan"). To the extent so reduced, the number of shares which may be subject to options issued by the Company under the Plan shall be increased to the extent that any Reducing Options lapse, or are canceled, without being exercised.

     6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company, or to employees of companies that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in Section 10.3. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by, or serving as directors of, corporations who become employees as a result of a merger or consolidation or other business combination of the employing corporation with the Company or any subsidiary.

     7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be (a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six (6) months after the date of grant or (b) approved by the Board of Directors, or by the shareholders, of the Company.

     8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person (a "10% Owner") who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (I) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASDAQ National Market System) or
(2) the closing representative bid price (in all other cases) for the Common Stock on the day immediately preceding such date as reported by NASDAQ or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the closing bid price for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

     9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

     10.  DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

          10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten (10) years from the date on which the Option is granted, or five (5) years in the case of a grant of an ISO to an Optionee who is a 10% Owner (as described in Section 8) at the date on which the Option is granted.

          10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in such consecutive installments, cumulative or otherwise, during its term, as determined in the discretion of the Committee. The last day of such term shall be the Expiration Date of the Option.

          10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE", OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company or a subsidiary of the Company. Notwithstanding the foregoing, (I) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation), he may, at any time before the earlier of expiration of three (3) months after such termination or expiration of the Option, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the earlier of expiration of twelve (12) months after such termination or expiration of the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him, as the case may be, until the earlier of the expiration of twelve (12) months after his death or expiration of the Option (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 14, his Option shall terminate immediately upon termination of employment, and such Option shall be deemed to have been forfeited by the Optionee. In no event, however may an option be exercised after its Expiration Date.

     For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company; provided, however, that if the Employee serves pursuant to a written employment contract that includes a definition of conditions under which he may be terminated for "cause" (whether defined as a termination for cause, or using other terminology having the same effect), such definition shall apply for the purposes of this section. A termination for "cause" shall also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause."

     11.  MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

          11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Chief Executive Officer or Chief Financial Officer of the Company at its principal executive office.

          11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

          11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 8.

          11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. Unless the shares issuable in connection with the exercise of an Option are covered by an effective registration statement filed under the Securities Act of 1933 (the "Act"), the exercise of the Option shall be deemed to constitute a representation and agreement by the Optionee (which shall include any other person who exercises the Option on his or her behalf as permitted by Section 10.3) that, at the time of such exercise, it is the intent of the Optionee to acquire the shares for investment only, for his own account, and not with a view toward resale or distribution in violation of the Act, or any other securities law. As a condition to such exercise, the Company may require Optionee to enter into such written representations, warranties and agreements as Company may reasonably request in order to comply with the Act or any other securities law or with this Option Agreement. Optionee agrees that Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of Shares hereunder to comply with any law, rule or regulation that applies to the Shares subject to the Option. The certificate for unregistered shares issued for investment shall bear such legends and restrictions on transfer as determined by the Company or its counsel to be appropriate in order to evidence compliance with the Act and any other securities laws, and the Shares represented thereby shall not be transferrable unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law, or the Shares are then (I) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (I) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

          11.5 SHAREHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by Section 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in
Section 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

          11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan. Neither Company nor any subsidiary makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option.

     12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

     13.  ADJUSTMENTS.

          (a) If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

          (b) In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate no later than a future date to be fixed by the Committee.

          (c)  In the event of a Reorganization (as hereinafter defined), then,

               (I) If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate no later than a future date to be fixed by the Committee; or

               (ii) If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

          (d) The term "Reorganization" as used in this Section 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization

Agreement which it does adopt.

          (e) The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than thirty (30) calendar days' advanced written notice of any date fixed by the Committee pursuant to this
Section 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

               Any adjustment to any outstanding ISO pursuant to this Section 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this Section 13 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

          (f) No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

          (g) All adjustments and determinations under this Section 13 shall be made by the Committee in good faith in its sole discretion.

     14. CONTINUED EMPLOYMENT. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

     15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

     When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in Section 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The Company shall have no responsibility to the Optionee for any adverse tax or securities law consequences of such election, including consequences which may arise under Section 16 of the Securities and Exchange Act of 1934, as amended.

     16.  TERM OF PLAN.

          16.1 EFFECTIVE DATE. The Plan shall become effective upon the date of its adoption by the Board; provided, that the Plan shall terminate if it is not approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable prior to such stockholder approval.

          16.2 TERMINATION DATE.   No further Options may be granted under
the Plan after ten years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been satisfied or expired. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 4.

     17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without shareholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

     18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

     19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

     20.       CHANGE IN CONTROL.

          20.1 DEFINITION As used in the Plan, the term "Change in Control" shall mean:

               (a) any person (within the meaning of Section 13(d) or 14(d) under the Exchange Act, including any group (within the meaning of Section 13(d)(3) under the Exchange Act), a "Person") is or becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (such Person being referred to as an "Acquiring Person") representing 25% or more of the combined voting power of the Company's outstanding securities; or

               (b) individuals who constituted the Board as of April 30, 1998
               (the    "Incumbent Board") cease for any reason to constitute at
               least a majority of the Board, provided that any individual becoming a director subsequent to April 30, 1998 whose appointment to fill a vacancy or to fill a new Board position or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board.

          For purposes of clause (a) above, if at any time there exist securities of different classes entitled to vote separately in the election of directors, the calculation of the proportion of the voting power held by a beneficial owner of the Company's securities shall be determined as follows: first, the proportion of the voting power represented by securities held by such beneficial owner of each separate class or group of classes voting separately in the election of directors shall be determined, provided that securities representing more than 50% of the voting power of securities of any such class or group of classes shall be deemed to represent 100% of such voting power; second, such proportion shall then be multiplied by a fraction, the numerator of which is the number of directors which such class or classes is entitled to elect and the denominator of which is the total number of directors elected to membership on the Board at the time; and third, the product obtained for each such separate class or group of classes shall be added together, which sum shall be the proportion of the combined voting power of the Company's
          outstanding securities held by such beneficial owner.     For purposes
          of clause (a) above, the term "Outside Persons" means any Persons other than Charles T. Chrietzberg, Jr., Sandra Chrietzberg, and persons acquiring substantially all of the shares of the Company owned by them, of record or beneficially.

     20.2 EFFECT OF CHANGE OF CONTROL. Upon the occurrence of a Change in Control, with respect to each Optionee, all Options granted to such recipient and outstanding at such time shall immediately become exercisable in full, whether or not otherwise exercisable, for a period of thirty (30) calendar days following the occurrence of the Change in Control (but subject, however, in the case of Incentive Stock Options, to the aggregate fair market value, determined as of the date the Incentive Stock Options are granted, of the stock with respect to which Incentive Stock Options are exercisable for the first time by such recipient during any calendar year not exceeding $100,000); and, except as required by law, all restrictions on the transfer of shares acquired pursuant to such Options shall terminate.

                                    PROXY
                      NORTHERN CALIFORNIA BANCORP, INC.
                       ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Northern California Bancorp (the "Company") hereby nominates, constitutes and appoints Charles T. Chrietzberg, Jr., and Peter J. Coniglio, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's office located at 601 Munras Avenue, Monterey, California at 6:00 p.m. on June 12, 1998, and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present, as follows:

1.   ELECTION OF DIRECTORS. To elect as directors the nominees set forth below:

     [  ] FOR all nominees listed (except as marked to the contrary below).

     [  ] WITHHOLD AUTHORITY to vote for all nominees listed below.
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s), STRIKE A LINE THROUGH THE NOMINEE'S NAME(s) IN THE LIST BELOW:

               Charles T. Chrietzberg, Jr.
               Sandra G. Chrietzberg
               Peter J. Coniglio
               Carla S. Hudson
               John M. Lotz

2.   APPROVAL OF 1998 STOCK OPTION PLAN

     [  ] FOR

     [  ] AGAINST

     [  ] ABSTAIN

3.   To transact such other business as may properly come before the meeting.

EXECUTION OF THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSAL LISTED ABOVE UNLESS THE SHAREHOLDER DIRECTS OTHERWISE. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

I/we do [  ]  do not [  ]  expect to attend this meeting.

Dated: ______________________, 1998

-----------------------------------
     Signature of Shareholder(s)

-----------------------------------
     Signature of Shareholder(s)